Quaker Houghton Fourth Quarter and Full Year 2025 Results Investor Conference Call

Forward-Looking Statements This presentation contains “forward-looking statements” that fall under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Securities Act of 1933, as amended. These statements can be identified by the fact that they do not relate strictly to historical or current facts. We have based these forward-looking statements on assumptions, projections and expectations about future events that we believe are reasonable based on currently available information, including statements regarding the potential effects of economic downturns; tariffs, including retaliatory tariffs, “trade wars” and uncertainty surrounding changes in tariffs; inflation and global supply chain constraints on the Company’s business, results of operations, and financial condition; our expectation that we will maintain sufficient liquidity and remain in compliance with the terms of the Company’s credit facility; expectations about future demand and raw material costs; and statements regarding the impact of increased raw material costs and pricing initiatives. These forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, intentions, financial condition, results of operations, future performance, and business, which may differ materially from our actual results, including but not limited to the potential benefits of acquisitions and divestitures, the impacts on our business as a result of global supply chain constraints and other macroeconomic stresses and uncertainties, including political and geopolitical events, civil disturbances and endemics/pandemics or extreme weather events and other natural disasters that may adversely affect regional economic conditions, and our current and future results and plans and statements that include the words “may,” “could,” “should,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “outlook,” “target,” “possible,” “potential,” “plan” or similar expressions. Such statements include information relating to current and future business activities, operational matters, capital spending, and financing sources. A major risk is that demand for the Company’s products and services is largely derived from the demand for its customers’ products, which subjects the Company to uncertainties related to downturns in a customer’s business and unanticipated customer production slowdowns and shutdowns. Other major risks and uncertainties include, but are not limited to, inflationary pressures, including increases in raw material costs; supply chain constraints and the impacts of economic downturns; customer financial instability; high interest rates and their impact on our and our customers’ business operations; the impacts from acts of war, terrorism and military conflicts, including those in Ukraine and the Middle East as well as economic, political and actions taken by various government organizations; economic and political disruptions globally and the possibility of regime changes; the possibility of economic recession; legislative and regulatory developments including changes to existing laws and regulations, or the way they are interpreted, applied or enforced; tariffs, trade restrictions, and the economic and other sanctions imposed by other nations on Russia and Belarus and/or other government organizations; suspensions of activities in Russia by many multinational companies; foreign currency fluctuations; significant changes in applicable tax rates and regulations and the potential impacts therefrom, including those arising from H.R.1, commonly known as the “One Big Beautiful Bill Act”; other acts of violence; the impacts of consolidation in our industry, including loss or consolidation of a major customer, the effects of climate change, fires, or other natural disasters; and the potential occurrence of cyber-security breaches, cyber-security attacks and other technology outages and security incidents. Furthermore, the Company is subject to the same business cycles as those experienced by our customers in the steel, automobile, aircraft, industrial equipment, aluminum and durable goods industries. Our forward-looking statements are subject to risks, uncertainties and assumptions about the Company and its operations that are subject to change based on various important factors, some of which are beyond our control. These risks, uncertainties, and possible inaccurate assumptions relevant to our business could cause our actual results to differ materially from expected and historical results. All forward-looking statements included in this press release, including expectations about future periods, are based upon information available to the Company as of the date of this press release, which may change. Therefore, we caution you not to place undue reliance on our forward-looking statements. For more information regarding these risks and uncertainties as well as certain additional risks that we face, refer to the Risk Factors section, which appears in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025 and in subsequent reports filed from time to time with the Securities and Exchange Commission. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason. ©2026 Quaker Houghton. All Rights Reserved 2 Forward-Looking Statements

The information in this press release includes non-GAAP (unaudited) financial information that includes EBITDA, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP net income and non-GAAP earnings per diluted share. The Company believes these non-GAAP financial measures provide meaningful supplemental information as they enhance a reader’s understanding of the financial performance of the Company, facilitate a comparison among fiscal periods, and exclude items that management believes are not indicative of future operating performance or core to the Company’s operations. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for the financial information presented in accordance with GAAP. In addition, our definitions of EBITDA, adjusted EBITDA, adjusted EBITDA margin, non-GAAP operating income, non-GAAP operating margin, non-GAAP gross profit, non- GAAP gross margin, taxes on income before equity in net income of associated companies – adjusted, non-GAAP net income, and non-GAAP earnings per share, as discussed and reconciled below to the most comparable GAAP measures, may not be comparable to similarly named measures reported by other companies. The Company presents EBITDA, which is calculated as net income attributable to the Company before depreciation and amortization, interest expense, and taxes on income before equity in net income of associated companies. The Company also presents adjusted EBITDA which is calculated as EBITDA plus or minus certain items that management believes are not indicative of future operating performance or core to the Company’s operations. The Company presents non-GAAP operating income, which is calculated as operating income plus or minus certain items that management believes are not indicative of future operating performance or core to the Company’s operations. Additionally, the Company presents non-GAAP gross profit, which is calculated as gross profit plus or minus certain items that management believes are not indicative of future operating performance or core to the Company’s operations. Adjusted EBITDA margin, non-GAAP operating margin, and non-GAAP gross margin are calculated as the percentage of adjusted EBITDA, non-GAAP operating income, and non-GAAP gross profit to consolidated net sales, respectively. The Company believes these non-GAAP measures provide transparent and useful information and are widely used by analysts, investors, and competitors in our industry as well as by management in assessing the operating performance of the Company on a consistent basis. Additionally, the Company presents non-GAAP net income and non-GAAP earnings per diluted share as additional performance measures. Non-GAAP net income is calculated as adjusted EBITDA, defined above, less depreciation and amortization, interest expense, and taxes on income before equity in net income of associated companies, in each case adjusted, as applicable, for any depreciation, amortization, interest or tax impacts resulting from the non-core items identified in the reconciliation of net income attributable to the Company to adjusted EBITDA. Non-GAAP earnings per diluted share is calculated as non-GAAP net income per diluted share as accounted for under the “two-class share method.” The Company believes that non-GAAP net income and non-GAAP earnings per diluted share provide transparent and useful information and are widely used by analysts, investors, and competitors in our industry as well as by management in assessing the performance of the Company on a consistent basis. As it relates to future projections for the Company and other forward-looking information contained in this press release, the Company has not provided guidance for comparable GAAP measures or a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to determine with reasonable certainty the ultimate outcome of certain significant items necessary to calculate such measures without unreasonable effort. These items include, but are not limited to, certain non-recurring or non-core items the Company may record that could materially impact net income. These items are uncertain, depend on various factors, and could have a material impact on the U.S. GAAP reported results for the guidance period. The following charts should be read in conjunction with the Company’s fourth quarter and full year earnings news release dated February 23, 2026, which has been furnished to the Securities and Exchange Commission on Form 8-K, the Company’s Annual Report for the year ended December 31, 2025. These documents may contain additional explanatory language and information regarding certain of the items included in the following reconciliations. ©2026 Quaker Houghton. All Rights Reserved 3 Non-GAAP Measures

Joe Berquist Chief Executive Officer, President Tom Coler Executive Vice President, Chief Financial Officer Robert T. Traub Senior Vice President, General Counsel & Corporate Secretary John Dalhoff Investor Relations ©2026 Quaker Houghton. All Rights Reserved 4 Speakers

Q4’25 and FY’25 Highlights ©2026 Quaker Houghton. All Rights Reserved $468M Net Sales $72M Adjusted EBITDA1 5 $1.65 Non-GAAP Earnings per Diluted Share1 $47M Operating Cash Flow $1,889M Net Sales $299M Adjusted EBITDA1 $7.02 Non-GAAP Earnings per Diluted Share1 $136M Operating Cash Flow Q4’25 FY’25 1 This is a non-GAAP measure, refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation and in our SEC filings 2 Leverage ratio defined as gross debt minus cash and cash equivalents, divided by trailing twelve month adjusted EBITDA 2.3x Leverage Ratio 1,2 $42M Share Repurchases

©2026 Quaker Houghton. All Rights Reserved 6 Financial Snapshot (Unaudited; Dollars in millions, unless otherwise noted) (1) Certain amounts may not calculate due to rounding. (2) These are non-GAAP measures. Refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation and in our SEC filings. Q4 2025 Q4 2024 Variance(1) YTD 2025 YTD 2024 Variance(1) GAAP Net sales $ 468.5 $ 444.1 $ 24.4 5.5% $ 1,888.6 $ 1,839.7 $ 48.9 2.7% Gross profit 165.5 156.2 9.3 6.0% 679.4 686.0 (6.7) (1.0%) Gross margin (%) 35.3% 35.2% 0.2% 36.0% 37.3% (1.3%) Operating income 31.2 29.0 2.2 7.6% 53.0 194.7 (141.7) (72.8%) Operating income margin (%) 6.7% 6.5% 0.1% 2.8% 10.6% (7.8%) Net income 20.8 14.2 6.6 46.3% (2.4) 116.7 (119.1) (102.1%) Earnings per diluted share 1.18 0.81 0.37 45.5% (0.14) 6.51 (6.65) (102.2%) Non-GAAP (2) Non-GAAP gross profit $ 165.5 $ 156.2 $ 9.3 6.0% $ 682.5 $ 686.0 $ (3.6) (0.5%) Non-GAAP gross profit (%) 35.3% 35.2% 0.2% 0.5% 36.1% 37.3% (1.2%) Non-GAAP operating income $ 45.1 $ 40.5 $ 4.7 11.5% $ 199.4 $ 213.7 $ (14.3) (6.7%) Non-GAAP operating margin (%) 9.6% 9.1% 0.5% 10.6% 11.6% (1.1%) Adjusted EBITDA 71.9 64.8 7.1 10.9% 299.2 310.9 (11.7) (3.8%) Adjusted EBITDA margin (%) 15.3% 14.6% 0.7% 15.8% 16.9% (1.1%) Non-GAAP earnings per diluted share 1.65 1.33 0.32 24.0% 7.02 7.44 (0.42) (5.6%)

Sales volumes slightly decreased in Q4’25 compared to Q4’24, primarily due to softer underlying end market activity, partially offset by new business wins across all regions and continued growth in the Asia/Pacific segment. Total Company Volume Trend1 (kilograms, in thousands) 7 ©2026 Quaker Houghton. All Rights Reserved Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 1 The total company volume trend excludes volumes related to business impacted due to the war in Ukraine, and volumes relating to the Sutai, Natech and Dipsol acquisitions.

©2026 Quaker Houghton. All Rights Reserved 8 Adjusted EBITDA1 (dollars in millions) Generated $72m of adjusted EBITDA in Q4’25, an increase of 11% year-over-year 1 This is a non-GAAP measure, refer to the reconciliations of our non-GAAP measures to their most comparable GAAP measures provided within this presentation $274 $257 $320 $311 $299 2021 2022 2023 2024 2025 $72 $65 Q4 2025 Q4 2024

• Total debt of $871 million • Cash and cash equivalents of $180 million • Net debt of $691 million • Leverage of 2.3x as of December 31, 20251 • In April 2025, we funded the Dipsol acquisition with borrowings under our existing credit facility • Operating well within bank covenants • Bank leverage of 2.2x as of December 31, 20252 • Maximum permitted leverage of 4.0x2 • Healthy balance sheet and ample liquidity • No significant maturities until June 2027 • Q4’25 cost of debt on credit facility was ~5.1% Leverage and Liquidity Update 9 ©2026 Quaker Houghton. All Rights Reserved 1 Leverage ratio defined as gross debt minus cash and cash equivalents divided by trailing twelve month adjusted EBITDA 2 Defined as net debt divided by trailing twelve month adjusted EBITDA, as calculated under the terms of the credit agreement $750 $759 $759 $736 $765 $787 $815 $774 $753 $696 $628 $561 $574 $549 $529 $519 $551 $735 $703 $691 Mar- 21 3.2x Jun- 21 3.1x Sep- 21 2.7x Dec- 21 2.7x Mar- 22 3.0x Jun- 22 3.2x Sep- 22 3.3x Dec- 22 3.0x Mar- 23 2.7x Jun- 23 2.3x Sep- 23 2.0x Dec- 23 1.8x Mar- 24 1.8x Jun- 24 1.7x Sep- 24 1.6x Dec- 24 1.7x Mar- 25 1.9x Jun- 25 2.6x Sep- 25 2.4x Dec- 25 2.3x Net Debt and Leverage Ratio1 (Dollars in Millions)

Appendix Actual and Non-GAAP Results

©2026 Quaker Houghton. All Rights Reserved 11 Non-GAAP Gross Profit and Operating Reconciliation (Unaudited; Dollars in thousands, unless otherwise noted) Three Months Ended December 31, Twelve Months Ended December 31, Non-GAAP Operating Income and Margin Reconciliations 2025 2024 2025 2024 Operating income $ 31,231 $ 29,013 $ 52,986 $ 194,706 Acquisition-related step-up inventory amortization — — 6,022 — Restructuring and related charges, net 4,002 1,743 35,130 6,530 Acquisition-related expenses 7,256 956 12,031 1,854 Strategic planning expenses (credits) 7 — 579 (290) Executive transition costs — 6,556 — 7,288 Customer insolvency costs — 1,691 — 3,213 Gain on inventory and other adjustments — — (3,256) — Impairment charges — — 88,840 — Acquisition-related depreciation and amortization 1,638 — 4,975 — Other charges 975 494 2,098 399 Non-GAAP operating income $ 45,109 $ 40,453 $ 199,405 $ 213,700 Non-GAAP operating margin (%) 9.6% 9.1% 10.6% 11.6 % Three Months Ended December 31, Twelve Months Ended December 31, Non-GAAP Gross Profit and Margin Reconciliations 2025 2024 2025 2024 Gross profit $ 165,524 $ 156,200 $ 679,372 $ 686,030 Acquisition-related step-up inventory amortization — — 6,022 — Gain on inventory and other adjustments — — (2,933) — Non-GAAP gross profit $ 165,524 $ 156,200 $ 682,461 $ 686,030 Non-GAAP gross margin (%) 35.3% 35.2% 36.1% 37.3%

©2026 Quaker Houghton. All Rights Reserved 12 Adjusted EBITDA Reconciliation (Unaudited; Dollars in thousands, unless otherwise noted) EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Non-GAAP Net Income Reconciliations Three Months Ended December 31, 2025 2024 Net income attributable to Quaker Chemical Corporation $ 20,701 $ 14,186 Depreciation and amortization 25,215 21,201 Interest expense 10,783 9,077 Taxes on income before equity in net income of associated companies 2,327 8,847 EBITDA 59,026 53,311 Equity (loss) income in a captive insurance company 165 (1,664) Restructuring and related charges, net 4,002 1,743 Acquisition-related expenses 7,256 956 Strategic planning expenses 7 — Pension and postretirement benefit costs, non-service components 325 445 Executive transition costs — 6,556 Customer insolvency costs — 1,691 Currency conversion impacts of hyper-inflationary economies 143 478 Loss on sale of assets — 28 Other charges 937 1,239 Adjusted EBITDA $ 71,861 $ 64,783 Adjusted EBITDA margin (%) 15.3% 14.6%

©2026 Quaker Houghton. All Rights Reserved 13 Adjusted EBITDA Reconciliation (Unaudited; Dollars in thousands, unless otherwise noted) EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin Reconciliations: Twelve Months Ended December 31, 2025 2024 2023 2022 2021 Net income attributable to Quaker Chemical Corporation $ (2,488) $ 116,644 $ 112,748 $ (15,931) $ 121,369 Depreciation and amortization 94,402 85,108 83,020 81,514 87,728 Interest expense 44,048 41,002 50,699 32,579 22,326 Taxes on income before equity in net income of associated companies 24,607 49,300 55,585 24,925 34,939 EBITDA 160,569 292,054 302,052 123,087 266,362 Equity income in a captive insurance company (4,272) (2,930) (2,090) 1,427 (4,993) Acquisition-related step-up inventory amortization 6,022 — — — — Restructuring and related charges, net 35,130 6,530 7,588 3,163 1,433 Acquisition-related expenses (credits) 12,031 1,454 (475) 10,990 18,718 Strategic planning expenses (credits) 579 (290) 4,704 14,446 Gain on inventory and other adjustments (3,256) — — — — Pension and postretirement benefit costs, non-service components 1,676 1,827 2,033 (1,704) (759) Executive transition costs — 7,288 688 2,813 2,986 Customer insolvency costs — 3,213 — — — Currency conversion impacts of hyper-inflationary economies 2,216 811 7,849 1,617 564 Impairment charges 88,840 — — 93,000 — Loss on acquisition-related hedges 1,351 — — — — Gain on sale of assets (2,534) (492) — — — Multiemployer plan withdrawal charge 923 — — — — Brazilian non-income tax credits (1,762) — — — (13,087) Loss on extinguishment of debt — — — 6,763 — Other charges 1,725 1,453 (1,970) 1,548 2,885 Adjusted EBITDA $ 299,238 $ 310,918 $ 320,379 $ 257,150 $ 274,109

©2026 Quaker Houghton. All Rights Reserved 14 Non-GAAP EPS Reconciliation Three Months Ended December 31, Twelve Months Ended December 31, Non-GAAP Earnings per Diluted Share Reconciliations: 2025 2024 2025 2024 GAAP earnings per diluted share attributable to Quaker Chemical Corporation common shareholders $ 1.18 $ 0.81 $ (0.14) $ 6.51 Equity income in a captive insurance company 0.01 (0.09) (0.24) (0.16) Acquisition-related step-up inventory amortization — — 0.25 — Restructuring and related charges, net 0.18 0.08 1.49 0.28 Acquisition-related expenses 0.32 0.04 0.53 0.06 Strategic planning expenses (credits) — — 0.03 (0.01) Pension and postretirement benefit costs, non-service components 0.01 0.01 0.07 0.05 Executive transition costs — 0.28 — 0.31 Customer insolvency costs — 0.07 — 0.13 Currency conversion impacts of hyper-inflationary economies 0.01 0.03 0.13 0.05 Impairment charges — — 4.91 — Acquisition-related depreciation and amortization 0.07 — 0.20 — Loss on acquisition-related hedges — — 0.06 — Loss (gain) on sale of assets — — (0.11) (0.02) Multiemployer plan withdrawal charge — — 0.04 — Brazilian non-income tax credits — — (0.08) — Gain on inventory and other adjustments — — (0.14) — Other charges 0.04 0.04 0.08 0.07 Impact of certain discrete tax items (0.17) 0.06 (0.06) 0.17 Non-GAAP earnings per diluted share $ 1.65 $ 1.33 $ 7.02 $ 7.44

©2026 Quaker Houghton. All Rights Reserved 15 Segment Performance (Unaudited; Dollars in thousands, except per share amounts) Three Months Ended December 31, Twelve Months Ended December 31, 2025 2024 2025 2024 Net Sales Americas $ 207,772 $ 208,585 $ 865,332 $ 882,131 EMEA 135,009 125,877 548,110 536,435 Asia/Pacific 125,697 109,624 475,192 421,120 Total net sales $ 468,478 $ 444,086 $ 1,888,634 $ 1,839,686 Segment operating earnings Americas $ 51,218 $ 50,930 $ 227,569 $ 243,957 EMEA 21,773 18,559 96,640 99,426 Asia/Pacific 34,009 30,705 124,223 122,738 Total segment operating earnings 107,000 100,194 448,432 466,121 Restructuring and related charges, net (4,002) (1,743) (35,130) (6,530) Impairment charges — — (88,840) — Non-operating and administrative expenses (54,514) (54,418) (205,651) (203,956) Depreciation of corporate assets and amortization (17,253) (15,020) (65,825) (60,929) Operating income 31,231 29,013 52,986 194,706 Other (expense) income, net (277) (931) (1,909) 1,354 Interest expense, net (10,783) (9,077) (44,048) (41,002) Income before taxes and equity in net income of associated companies $ 20,171 $ 19,005 $ 7,029 $ 155,058